MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
MARKETABLE SECURITIES	MARKETABLE SECURITIES

Amounts in $ ‘000	2025	2024
Government treasury certificates	—	50,525
Money market funds	33,796	62,424
Total marketable securities	33,796	112,949

The decrease in marketable securities reflects a rebalancing to increase immediately available liquidity following the Abliva acquisition, supporting integration activities and the expansion of commercial activities in 2025.

Government treasury certificates, denominated in euros, are readily convertible, carry an S&P AA1 rating, and have a maturity of six months or less from the acquisition date. These certificates are classified as held-to-maturity and measured at amortized costs. We have considered the expected credit loss and recognized no impairment losses, due to the AA1 credit ratings. Reference is made to Note 26. Financial Risk Management showing the difference between the carrying amount and the fair value. Since 2024, the Company has also invested in SEC Rule 2a-7 compliant institutional money market funds, which offer enhanced financial flexibility.
The carrying value of the marketable securities include accrued interest and dividends of $0.1 million in 2025 and $0.4 million in 2024.